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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): SEPTEMBER 26, 2000


                                HNC SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


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
          0-26146                                    33-0248788
(Commission File Number)                 (I.R.S. Employer Identification Number)
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                5935 CORNERSTONE COURT WEST, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)

                                 (858) 546-8877
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5: OTHER EVENTS.

HNC Software Inc. announced on September 26, 2000 in a news release that the conversion price of its outstanding $16,452,000 4.75% Convertible Notes due 2003 (the "Notes") has been adjusted from $44.85 to $9.98 per share of HNC common stock as a result of HNC's dividend of its shares of Retek Inc. common stock scheduled to be paid on September 29, 2000. This adjustment was effected automatically under the terms of the indenture governing the Notes. As a result of this adjustment, the Notes are now convertible into an aggregate of 1,648,497 shares of HNC common stock.

For more information regarding the Notes' conversion, the press release dated September 26, 2000 has been included herein as Exhibit 99.1. Please see HNC's press release dated August 7, 2000 for more details on the Retek dividend.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.

            Exhibit 99.1 Press release dated September 26, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HNC SOFTWARE INC.


                                         By:
Date: September 26, 2000                    /s/ Kenneth J. Saunders
                                            -----------------------------------
                                             Kenneth J. Saunders,
                                             Chief Financial Officer and
                                             Secretary


                                             /s/ Russell C. Clark
                                             -----------------------------------
                                             Russell C. Clark,
                                             Vice President, Corporate Finance
                                             and Assistant Secretary


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                                INDEX TO EXHIBITS


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
EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------
Exhibit 99.1      Press release dated September 26, 2000.
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